Current Report on Form 8-K

               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                      ---------------------

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 1998

                       INAMED CORPORATION

-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     FLORIDA                  1-9741              59-0920629

-----------------------------------------------------------------
(State or other jurisdiction  (Commission         (IRS Employer
      of incorporation)       File Number)     Identification No.)

              3800 Howard Hughes Parkway, Suite 900
                    Las Vegas, Nevada  89109

-----------------------------------------------------------------
                              -----
             Address of principal executive offices


Registrant's telephone number, including area code:  702/791-3388

                               N/A

-----------------------------------------------------------------
                              -----
 (Former name or former address, if changed since last report.)


Item 5.   OTHER EVENTS.

     On April 1, 1998, INAMED Corporation (the "Issuer") issued a news release, disclosing that BDO Seidman, LLP had been retained as the Company's independent accountants.

     For additional information concerning the new independent accountants, reference is made to the news release, which is attached hereto as an exhibit.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  EXHIBITS

          99.1 News Release of INAMED Corporation dated April 1, 1998.


                             Page 2

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INAMED CORPORATION


Dated:  April 1, 1998              By:  /s/ Richard G. Babbitt
                                 Name:  Richard G. Babbitt
                                Title:  Chairman and Chief
                                        Executive Officer


                             Page 3

                          EXHIBIT INDEX


     99.1 News Release of INAMED Corporation dated April 1, 1998


                             Page 4
INAMED "Innovation and Medicine"             INAMED CORPORATION
                                        3800 Howard Hughes Parkway
                                        Suite 900
                                        Las Vegas, NV  89109
                                        (702) 791-3388
                                        Fax:  (702) 791-1922

NEWS RELEASE
FOR IMMEDIATE RELEASE

Company Contact:    Richard G. Babbitt
                    (702) 791-3388

                    Ilan K. Reich
                    (702) 791-3388


                  INAMED CORPORATION ANNOUNCES
                   NEW INDEPENDENT ACCOUNTANT

LAS  VEGAS,  NEVADA  -  April 1, 1998 - INAMED  Corporation  (OTC
Bulletin  Board:   IMDC), a global surgical  and  medical  device
company  headquartered here, announced today that it has retained
BDO Seidman, LLP as its independent accountants.

The new independent accountants' first priority is to audit the Company's 1996 and 1997 financial statements so that the Company can properly file its Forms 10-K for those years. The Company currently anticipates that this process will be completed by July 1, 1998.

INAMED Corporation has 26 operating subsidiaries in the United States, Europe, Mexico, Latin America and Asia. The subsidiaries are engaged in the development, manufacturing and marketing of medical devices for the plastic and reconstructive, bariatric and general surgery markets.

                              # # #